Exhibit 99.1

1601 Market Street Philadelphia, Pennsylvania 19103-2337 800 523.1988 215 564.6600	News Release

Contact:
For investors:	Mona Zeehandelaar – phone: 215 231.1674 email: mona.zeehandelaar@radian.biz

For the media:	Corporate Communications – phone: 888 NEWS-520 email: media@radian.biz

Radian Reports Third Quarter Net Income of $162.6 Million and Earnings Per Share of $1.88

Year-Over-Year Increase of 13.7% in Book Value Per Share

PHILADELPHIA, Pa., October 19, 2005 — Radian Group Inc. (NYSE: RDN) today reported its results for the quarter ended September 30, 2005. The key financial highlights of the quarter and nine months ended September 30, 2005 are shown in the following tables:

Key Financial Highlights (dollars in millions, except per share data)

Third Quarter:

	Quarter Ended September 30, 2005		Quarter Ended September 30, 2004	Percent Change
Net income	$162.6		$122.2	33.1%
Diluted net income per share	$1.88		$1.27	48.0%
Net premiums written	$313.9		$282.5	11.1%
Net premiums earned	$265.6		$264.0	0.6%
Revenues	$382.6		$329.2	16.2%
Book value per share (as of September 30)	$43.08		$37.90	13.7%
Equity in net income of affiliates	$46.8		$45.9	2.0%
Persistency (12 months ended September 30)	57.1	%*	57.4%

*	Persistency for the 12 months ended September 30, 2005 includes the impact of a cancellation of a structured transaction that occurred in the second quarter of 2005 in the amount of $3.6 billion of primary insurance in force, which reduced persistency by approximately 3 percentage points.

Nine Months:

	Nine Months Ended September 30, 2005	Nine Months Ended September 30, 2004	Percent Change
Net income	$418.4	$362.7	15.4%
Diluted net income per share	$4.65	$3.72	25.0%
Net premiums written	$828.0	$795.2	4.1%
Net premiums earned	$756.6	$766.7	(1.3)%
Revenues	$999.5	$984.9	1.5%
Equity in net income of affiliates	$161.9	$130.6	24.0%

“The company continues to produce solid financial results, an attractive ROE and growth in book value,” said S.A. Ibrahim, Chief Executive Officer of Radian. “We continue to steadily grow our existing business as evidenced by double digit increases in net premiums written over last year, while identifying and pursuing new and profitable opportunities,” Mr. Ibrahim added.

Radian will hold a conference call on Thursday, October 20, 2005, at 9:00 a.m. Eastern time to discuss the company’s third quarter results. This call can be accessed by dialing 800.622.9923, passcode 1295564, and will be broadcast live over the Internet at www.ir.radian.biz/phoenix.zhtml?c=112301&p=irol-audioarchives or at www.radian.biz, under “News.” A replay of the webcast will be available at this site approximately two hours after the live broadcast ends for a period of one year. In addition, a replay of the conference call will be available two hours after the call from October 20, 2005 through October 27, 2005 using the same dial-in information listed above.

Statistical and financial information which is expected to be referred to during the conference call will be available on Radian’s website under “Investor Information – Webcasts, Presentations and Transcripts” or by clicking on www.ir.radian.biz/phoenix.zhtml?c=112301&p=irol-audioarchives.

Radian Group Inc. is a leading credit enhancement provider to the global financial and capital markets, headquartered in Philadelphia. Radian’s subsidiaries provide products and services through three business lines: financial guaranty, mortgage insurance and other financial services. Additional information may be found at www.radian.biz.

Financial Results and Supplemental Information Contents

Exhibit A:	Condensed Consolidated Statements of Income

Exhibit B:	Condensed Consolidated Balance Sheets

Exhibit C:	Segment Information - Quarter Ended September 30, 2005

Exhibit D:	Segment Information - Quarter Ended September 30, 2004

Exhibit E:	Segment Information - Nine Months Ended September 30, 2005

Exhibit F:	Segment Information - Nine Months Ended September 30, 2004

Exhibit G:	Financial Guaranty Insurance Supplemental Information – Quarter and Nine Months Ended and as of September 30, 2005

Exhibit H:	Financial Guaranty Insurance Supplemental Information – Quarter and Nine Months Ended and as of September 30, 2005

Exhibit I:	Mortgage Insurance Supplemental Information: New Insurance Written, Risk Written and Captives

Exhibit J:	Mortgage Insurance Supplemental Information: Insurance in Force and Risk in Force

Exhibit K:	Mortgage Insurance Supplemental Information: Risk in Force by LTV and Policy Year

Exhibit L:	Mortgage Insurance Supplemental Information: Claims and Defaults

Exhibit M:	Mortgage Insurance Supplemental Information: ALT A

Exhibit N:	Financial Services Supplemental Information

Radian Group Inc. and Subsidiaries

Condensed Consolidated Statements of Income

Exhibit A

	Quarter Ended September 30		Nine Months Ended September 30
	2005	2004	2005	2004
(Thousands of dollars, except per-share data)
Revenues:
Net premiums written	$313,908	$282,530	$827,966	$795,227

Net premiums earned	$265,636	$264,048	$756,639	$766,717
Net investment income	53,253	51,086	154,119	151,670
Gains on sales of investments	5,194	8,993	25,443	40,956
Change in fair value of derivative instruments	53,274	(2,083)	45,301	2,576
Other income	5,265	7,200	18,008	22,996

Total revenues	382,622	329,244	999,510	984,915

Expenses:
Provision for losses	92,441	114,125	285,768	345,452
Policy acquisition costs	27,927	35,903	88,355	89,558
Other operating expenses	58,931	47,659	163,019	153,242
Interest expense	12,167	7,996	31,103	26,014

Total expenses	191,466	205,683	568,245	614,266

Equity in net income of affiliates	46,772	45,926	161,946	130,580

Pretax income	237,928	169,487	593,211	501,229
Provision for income taxes	75,371	47,316	174,818	138,545

Net income	$162,557	$122,171	$418,393	$362,684

Diluted net income per share (1)	$1.88	$1.27	$4.65	$3.72

(1) Net income per share reconciliation

Net income	$162,557	$122,171	$418,393	$362,684
Interest expense on convertible senior debentures (net of tax)	267	805	1,871	2,413

Net income available to common stockholders	$162,824	$122,976	$420,264	$365,097

Weighted average shares outstanding (in thousands)
Average common shares outstanding	84,567	92,384	86,507	93,416
Increase in shares-potential exercise of options-diluted basis	860	1,003	895	1,040
Increase in shares-contingently convertible debt (2)	1,266	3,810	2,954	3,810

Weighted average shares outstanding (in thousands)	86,693	97,197	90,356	98,266

(2)	All periods include the impact of shares underlying convertible debt that was redeemed on August 1, 2005. The impact on diluted net income per share of including these shares in the calculation was a reduction of $0.03 per share and $0.04 per share for the quarters ended September 30, 2005 and September 30, 2004, respectively, and $0.14 and $0.12 per share for the nine months ended September 30, 2005 and September 30, 2004.

Radian Group Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

Exhibit B

	September 30 2005		December 31 2004	September 30 2004
(Thousands of dollars, except share and per-share data)
Assets:
Cash and investments	$5,508,189		$5,500,748	$5,303,946
Investments in affiliates	398,054		393,025	347,404
Deferred policy acquisition costs	206,013		211,928	207,453
Prepaid federal income taxes	539,973		460,149	426,813
Other assets	446,068		434,970	414,404

Total assets	$7,098,297		$7,000,820	$6,700,020

Liabilities and stockholders’ equity:
Unearned premiums	$838,042		$770,208	$742,691
Reserve for losses and loss adjustment expenses	792,600		801,012	776,903
Long-term debt	747,393		717,640	717,579
Deferred federal income taxes	863,859		848,224	769,342
Other liabilities	281,388		174,681	209,901

Total liabilities	3,523,282		3,311,765	3,216,416

Common stock	97		97	96
Additional paid-in capital	634,901		1,106,191	1,096,793
Retained earnings	2,810,853		2,397,626	2,243,400
Accumulated other comprehensive income	129,164		185,141	143,315

Total common stockholders’ equity	3,575,015		3,689,055	3,483,604

Total liabilities and stockholders’ equity	$7,098,297		$7,000,820	$6,700,020

Book value per share	$43.08		$39.98	$37.90

Treasury Stock Repurchases (Year-to-Date for Periods Presented)
Total number of shares repurchased	10,344,500	(1)	2,817,200	2,717,200
Average price paid per share	$49.21		$45.38	$45.41
Total cost of repurchased shares	$509,094,714		$127,831,591	$123,380,201

(1)	2.6 million shares were repurchased in the 3rd quarter of 2005 at a cost of $135.2 million, under the new repurchase program.

Radian Group Inc. and Subsidiaries

Segment Information

Quarter Ended September 30, 2005

Exhibit C

(Thousands of dollars)	Mortgage Insurance	Financial Services	Financial Guaranty	Total
Revenues:
Net premiums written	$235,790	$—	$78,118	$313,908

Net premiums earned	$208,902	$—	$56,734	$265,636
Net investment income	30,122	62	23,069	53,253
Gains (losses) on sales of investments	4,185	(2,840)	3,849	5,194
Change in fair value of derivative instruments	11,675	(18)	41,617	53,274
Other income	4,353	625	287	5,265

Total revenues	259,237	(2,171)	125,556	382,622

Expenses:

Provision for losses	81,551	—	10,890	92,441
Policy acquisition costs	14,742	—	13,185	27,927
Other operating expenses	38,295	1,953	18,683	58,931
Interest expense	6,790	1,095	4,282	12,167

Total expenses	141,378	3,048	47,040	191,466

Equity in net income of affiliates	—	47,146	(374)	46,772

Pretax income	117,859	41,927	78,142	237,928
Provision for income taxes	36,528	14,675	24,168	75,371

Net income	$81,331	$27,252	$53,974	$162,557

Assets	$4,152,704	$410,915	$2,534,678	$7,098,297
Deferred policy acquisition costs	67,327	—	138,686	206,013
Reserve for losses and loss adjustment expenses	580,964	—	211,636	792,600
Unearned premiums	216,603	—	621,439	838,042
Stockholders' equity	1,963,433	300,000	1,311,582	3,575,015

Radian Group Inc. and Subsidiaries

Segment Information

Quarter Ended September 30, 2004

Exhibit D

(Thousands of dollars)	Mortgage Insurance	Financial Services	Financial Guaranty	Total
Revenues:
Net premiums written	$209,085	$—	$73,445	$282,530

Net premiums earned	$205,313	$—	$58,735	$264,048
Net investment income	29,391	8	21,687	51,086
Gains on sales of investments	6,359	64	2,570	8,993
Change in fair value of derivative instruments	(7,035)	(145)	5,097	(2,083)
Other income	5,381	1,438	381	7,200

Total revenues	239,409	1,365	88,470	329,244

Expenses:
Provision for losses	101,000	—	13,125	114,125
Policy acquisition costs	22,538	—	13,365	35,903
Other operating expenses	31,817	2,184	13,658	47,659
Interest expense	4,694	559	2,743	7,996

Total expenses	160,049	2,743	42,891	205,683

Equity in net income of affiliates	—	43,893	2,033	45,926

Pretax income	79,360	42,515	47,612	169,487
Income tax provision	21,212	14,879	11,225	47,316

Net income	$58,148	$27,636	$36,387	$122,171

Assets	$4,003,276	$328,072	$2,368,672	$6,700,020
Deferred policy acquisition costs	72,076	—	135,377	207,453
Reserve for losses and loss adjustment expenses	533,060	—	243,843	776,903
Unearned premiums	129,873	—	612,818	742,691
Stockholders’ equity	1,958,326	284,300	1,240,978	3,483,604

Radian Group Inc. and Subsidiaries

Segment Information

Nine Months Ended September 30, 2005

Exhibit E

(Thousands of dollars)	Mortgage Insurance	Financial Services	Financial Guaranty		Total
Revenues:
Net premiums written	$672,298	$—	$155,668		$827,966

Net premiums earned	$597,031	$—	$159,608		$756,639
Net investment income	87,016	88	67,015		154,119
Gains (losses) on sales of investments	17,957	(1,963)	9,449		25,443
Change in fair value of derivative instruments	6,941	(209)	38,569		45,301
Other income	14,624	2,514	870		18,008

Total revenues	723,569	430	275,511		999,510

Expenses:
Provision for losses	259,703	—	26,065		285,768
Policy acquisition costs	48,626	—	39,729		88,355
Other operating expenses	107,445	7,107	48,467		163,019
Interest expense	17,541	2,708	10,854		31,103

Total expenses	433,315	9,815	125,115		568,245

Equity in net income of affiliates	—	162,307	(361)		161,946

Pretax income	290,254	152,922	150,035		593,211
Provision for income taxes	83,350	53,523	37,945		174,818

Net income	$206,904	$99,399	$112,090	(1)	$418,393	(1)

(1)	Reflects a $4.1 million net loss from the 1st quarter 2005 recapture of previously ceded business by one of the primary Financial Guaranty insurers (in millions):

Incr/(Decr)
Net premiums earned	$(4.6)
Policy acquisition costs	1.7
Provision for income taxes	(2.2)

Net loss	$(4.1)

Radian Group Inc. and Subsidiaries

Segment Information

Nine Months Ended September 30, 2004

Exhibit F

(Thousands of dollars)	Mortgage Insurance	Financial Services	Financial Guaranty		Total
Revenues:
Net premiums written	$651,213	$—	$144,014		$795,227

Net premiums earned	$611,916	$—	$154,801		$766,717
Net investment income	87,607	82	63,981		151,670
Gains on sales of investments	34,582	2,663	3,711		40,956
Change in fair value of derivative instruments	(3,821)	(110)	6,507		2,576
Other income	16,601	5,160	1,235		22,996

Total revenues	746,885	7,795	230,235		984,915

Expenses:
Provision for losses	300,162	—	45,290		345,452
Policy acquisition costs	56,757	—	32,801		89,558
Other operating expenses	106,015	10,499	36,728		153,242
Interest expense	15,106	1,869	9,039		26,014

Total expenses	478,040	12,368	123,858		614,266

Equity in net income of affiliates	—	129,180	1,400		130,580

Pretax income	268,845	124,607	107,777		501,229
Provision for income taxes	73,510	43,611	21,424		138,545

Net income	$195,335	$80,996	$86,353	(1)	$362,684	(1)

(1)	Reflects a $10.3 million net loss from the 1st quarter 2004 recapture of previously ceded business by one of the primary Financial Guaranty insurers (in millions):

Incr/(Decr)
Net premiums earned	$(24.9)
Policy acquisition costs	(9.8)
Change in fair value of derivative instruments	(0.8)
Provision for income taxes	(5.6)

Net loss	$(10.3)

Radian Group Inc.

Financial Guaranty Insurance Supplemental Information

For the Quarter and Nine Months Ended and as of September 30, 2005

Exhibit G

	Quarter Ended September 30		Nine Months Ended September 30
(Thousands of dollars, except ratios)	2005	2004	2005	2004
Net Premiums Written:
Public finance direct	22,539	10,006	51,285	35,871
Public finance reinsurance	23,374	19,305	61,354	56,202
Structured direct	19,872	23,293	52,288	76,526
Structured reinsurance	3,092	6,407	16,355	23,813
Trade credit	9,241	14,434	29,128	48,019

	78,118	73,445	210,410	240,431
Impact of recapture (1)	—	—	(54,742)	(96,417)

Net Premiums Written	78,118	73,445	155,668	144,014

Net Premiums Earned:
Public finance direct	7,651	7,327	24,667	19,516
Public finance reinsurance	10,058	9,725	25,661	30,810
Structured direct	20,158	19,961	57,258	57,542
Structured reinsurance	4,544	7,285	15,563	24,948
Trade credit	14,323	14,437	40,998	46,877

	56,734	58,735	164,147	179,693
Impact of recapture (2)	—	—	(4,539)	(24,892)

Net Premiums Earned	56,734	58,735	159,608	154,801

Claims paid:
Trade credit	6,550	3,288	16,778	18,478
Financial guaranty	1,015	7,474	12,932	24,640
Conseco	7,443	8,225	23,393	23,307

Total	15,008	18,987	53,103	66,425
Impact of recapture (3)	—	—	—	11,488

Claims paid	15,008	18,987	53,103	77,913

Incurred losses:
Trade credit	7,120	6,907	14,433	23,541
Financial guaranty	3,770	6,218	11,632	21,749

Total	10,890	13,125	26,065	45,290

Loss ratio- GAAP Basis	19.2%	22.3%	16.3%	29.3%
Expense ratio- GAAP Basis	56.2%	46.0%	55.3%	44.9%

	75.4%	68.3%	71.6%	74.2%

Refundings included in earned premium	4,419	1,895	9,514	4,167

(1)	Reflects the impact on net premiums written of the first quarter 2005 and 2004 recapture of previously ceded business by one of the primary Financial Guaranty insurers:

	(Thousands of dollars)
Public reinsurance	48,238	88,819
Structured reinsurance	6,504	7,596

(2)	Reflects the impact on net premiums earned of the first quarter 2005 and 2004 recapture of previously ceded business by one of the primary Financial Guaranty insurers:

	(Thousands of dollars)
Public reinsurance	3,870	23,418
Structured reinsurance	669	1,476

(3)	Comprised of claims payments related to the first quarter 2004 recapture of previously ceded business.

Radian Group Inc.

Financial Guaranty Insurance Supplemental Information

For the Quarter and Nine Months Ended and as of September 30, 2005

Exhibit H

(Thousands of dollars, except ratios)	September 30 2005	December 31 2004	September 30 2004
Capital and surplus	1,069,988	1,008,423	996,657
Contingency reserve	282,389	251,674	239,493

Qualified statutory capital	1,352,377	1,260,097	1,236,150

Unearned premium reserve	731,505	730,604	709,302
Loss and loss expense reserve	116,256	132,767	126,466

Total policyholders’ reserves	2,200,138	2,123,468	2,071,918

Present value of installment premiums	284,511	252,000	363,166
Reinsurance and soft capital facilities	150,000	245,000	245,000

Total claims paying resources	2,634,649	2,620,468	2,680,084

Net debt service outstanding	103,260,772	101,619,835	100,219,130

Capital leverage ratio (1)	76	81	81
Claims paying leverage ratio (2)	39	39	37

Reserve for losses and LAE
Specific	33,609	52,142	48,437
Conseco	56,950	80,343	87,693
Non-specific	121,077	108,895	107,713

Total	211,636	241,380	243,843

(1)	Net debt service outstanding divided by qualified statutory capital

(2)	Net debt service outstanding divided by total claims paying resources

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Nine Months Ended and as of September 30, 2005

Exhibit I

	Quarter Ended September 30				Nine Months Ended September 30
	2005	%	2004	%	2005	%	2004	%
Primary New Insurance Written ($ millions)
Flow	$7,066	55.7%	$9,123	78.1%	$18,856	59.6%	$28,392	85.7%
Structured	5,612	44.3%	2,563	21.9%	12,808	40.4%	4,726	14.3%

Total	$12,678	100.0%	$11,686	100.0%	$31,664	100.0%	$33,118	100.0%

Prime	$7,191	56.7%	$7,181	61.5%	$18,133	57.3%	$21,462	64.8%
Alt-A	3,719	29.3%	2,633	22.5%	8,374	26.4%	7,523	22.7%
A minus and below	1,768	14.0%	1,872	16.0%	5,157	16.3%	4,133	12.5%

Total	$12,678	100.0%	$11,686	100.0%	$31,664	100.0%	$33,118	100.0%

Total Primary New Insurance Written by FICO Score ($ millions)
<=619	$1,532	12.1%	$1,581	13.5%	$4,561	14.4%	$3,381	10.2%
620-679	3,858	30.4%	3,914	33.5%	9,599	30.3%	10,724	32.4%
680-739	4,332	34.2%	3,796	32.5%	10,463	33.1%	11,610	35.0%
>=740	2,956	23.3%	2,395	20.5%	7,041	22.2%	7,403	22.4%

Total	$12,678	100.0%	$11,686	100.0%	$31,664	100.0%	$33,118	100.0%

Percentage of primary new insurance written
Monthlies	88%		94%		87%		93%
Refinances	38%		37%		42%		38%
95.01% LTV and above	9%		11%		10%		11%
ARMs	52%		46%		51%		39%

Primary risk written ($ millions)
Flow	$1,752	67.6%	$2,287	73.9%	$4,682	67.7%	$7,196	83.2%
Structured	840	32.4%	809	26.1%	2,232	32.3%	1,448	16.8%

Total	$2,592	100.0%	$3,096	100.0%	$6,914	100.0%	$8,644	100.0%

Other risk written ($ millions)
Pool	$163		$52		$467		$376
Seconds	322		70		381		132
NIMs	—		20		66		91
International	33		13		251		162
Other	150		—		661		—

Total other risk written	$668		$155		$1,826		$761

Net Premiums Written ($ thousands)
Primary and Pool Insurance	$197,645		$177,818		$564,841		$560,276
Seconds	18,370		15,130		47,701		48,311
NIMs	12,350		12,875		32,217		36,799
International	4,067		2,377		22,711		2,941
Other	3,358		885		4,828		2,886

Net Premiums Written	$235,790		$209,085		$672,298		$651,213

Net Premiums Earned ($ thousands)
Primary and Pool Insurance	$181,748		$169,684		$523,392		$511,453
Seconds	12,812		15,723		36,775		50,091
NIMs	12,906		18,521		32,431		46,610
International	583		500		2,110		876
Other	853		885		2,323		2,886

Net Premiums Earned	$208,902		$205,313		$597,031		$611,916

Captives
Premiums ceded to captives($ millions)	$22.0		$22.6		$67.6		$64.5
% of total premiums	10.8%		11.6%		11.4%		11.2%
NIW subject to captives($ millions)	$2,701		$3,988		$7,998		$13,394
% of primary NIW	21.3%		34.1%		25.3%		40.4%
IIF subject to captives	32.1%		32.8%
RIF subject to captives	34.0%		34.6%
Persistency (twelve months ended September 30)	57.1%		57.4%

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Nine Months Ended and as of September 30, 2005

Exhibit J

	September 30		December 31		September 30
	2005	%	2004	%	2004	%
Primary insurance in force ($ millions)
Flow	$82,827	75.8%	$89,741	77.8%	$90,964	78.8%
Structured	26,457	24.2%	25,574	22.2%	24,516	21.2%

Total	$109,284	100.0%	$115,315	100.0%	$115,480	100.0%

Prime	$74,207	67.9%	$79,628	69.0%	$79,900	69.2%
Alt-A	21,137	19.3%	22,092	19.2%	22,393	19.4%
A minus and below	13,940	12.8%	13,595	11.8%	13,187	11.4%

Total	$109,284	100.0%	$115,315	100.0%	$115,480	100.0%

Primary risk in force ($ millions)
Flow	$20,283	79.1%	$21,991	81.4%	$22,234	83.0%
Structured	5,374	20.9%	5,021	18.6%	4,562	17.0%

Total	$25,657	100.0%	$27,012	100.0%	$26,796	100.0%

Prime	$17,642	68.8%	$18,422	68.2%	$18,349	68.5%
Alt-A	4,518	17.6%	5,146	19.1%	5,166	19.3%
A minus and below	3,497	13.6%	3,444	12.7%	3,281	12.2%

Total	$25,657	100.0%	$27,012	100.0%	$26,796	100.0%

Total Primary Risk in Force by FICO Score ($ millions)
<=619	$3,278	12.8%	$3,296	12.2%	$3,169	11.8%
620-679	8,325	32.4%	8,850	32.8%	8,701	32.5%
680-739	8,524	33.2%	9,101	33.7%	9,135	34.1%
>=740	5,530	21.6%	5,765	21.3%	5,791	21.6%

Total	$25,657	100.0%	$27,012	100.0%	$26,796	100.0%

Percentage of primary risk in force
Monthlies	91%		92%		92%
Refinances	37%		37%		37%
95.01% LTV and above	14%		13%		13%
ARMs	32%		31%		28%

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Nine Months Ended and as of September 30, 2005

Exhibit K

	September 30		December 31		September 30
	2005	%	2004	%	2004	%
Total Primary Risk in Force by LTV ($ millions)
95.01% and above	$3,550	13.8%	$3,429	12.7%	$3,381	12.6%
90.01% to 95.00%	8,736	34.1%	9,822	36.4%	9,911	37.0%
85.01% to 90.00%	9,606	37.4%	10,290	38.1%	10,119	37.8%
85.00% and below	3,765	14.7%	3,471	12.8%	3,385	12.6%

Total	$25,657	100.0%	$27,012	100.0%	$26,796	100.0%

Total Primary Risk in Force by Policy Year ($ millions)
2001 and prior	$2,927	11.4%	$4,202	15.6%	$4,764	17.8%
2002	2,262	8.8%	3,410	12.6%	3,977	14.8%
2003	6,224	24.3%	9,046	33.5%	10,094	37.7%
2004	7,808	30.4%	10,354	38.3%	7,961	29.7%
2005	6,436	25.1%	—	—	—	—

Total	$25,657	100.0%	$27,012	100.0%	$26,796	100.0%

Other risk in force ($ millions)
Pool	$2,639		$2,384		$2,363
Seconds	971		673		693
NIMs	283		312		365
International	436		214		186
Other	508		6		8

Total other risk in force	$4,837		$3,589		$3,615

Risk to capital ratio-STAT Basis	9.8:1		10.0:1		10.1:1

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Nine Months Ended and as of September 30, 2005

Exhibit L

	Quarter Ended September 30		Nine Months Ended September 30
	2005	2004	2005	2004
Direct claims paid ($ thousands)
Prime	$24,369	$36,036	$88,141	$105,683
Alt-A	17,498	21,123	59,403	64,025
A Minus and below	21,310	25,223	62,218	71,666
Seconds	7,883	9,836	26,655	33,134

Total	$71,060	$92,218	$236,417	$274,508

Average claim paid ($ thousands)
Prime	$23.6	$22.5	$23.6	$23.8
Alt-A	36.5	36.5	35.9	39.0
A Minus and below	27.6	26.3	26.5	26.8
Seconds	22.0	25.7	22.5	27.3
Total	$26.9	$26.2	$26.5	$27.5
Loss ratio -GAAP Basis	39.0%	49.2%	43.5%	49.1%
Expense ratio - GAAP Basis	25.4%	26.5%	26.1%	26.6%

	64.4%	75.7%	69.6%	75.7%

	September 30 2005	December 31 2004	September 30 2004
Default Statistics
Primary insurance:
Prime
Number of insured loans	571,496	610,480	616,468
Number of loans in default	17,629	19,434	19,199
Percentage of loans in default	3.08%	3.18%	3.11%

Alt A
Number of insured loans	121,115	128,010	130,860
Number of loans in default	7,571	8,339	8,213
Percentage of loans in default	6.25%	6.51%	6.28%

A Minus and below
Number of insured loans	104,920	104,672	102,599
Number of loans in default	14,831	12,678	12,078
Percentage of loans in default	14.14%	12.11%	11.77%

Total
Number of insured loans	797,531	843,162	849,927
Number of loans in default	40,031	40,451	39,490
Percentage of loans in default	5.02%	4.80%	4.65%

Pool insurance:
Number of insured loans	685,648	583,568	580,533
Number of loans in default	7,683	6,749	6,489
Percentage of loans in default	1.12%	1.16%	1.12%

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Nine Months Ended and as of September 30, 2005

ALT-A

Exhibit M

($ millions)	Quarter Ended September 30				Nine Months Ended September 30
	2005	%	2004	%	2005	%	2004	%
Primary New Insurance Written by FICO Score
<=619	$24	0.7%	$36	1.4%	$31	0.4%	$81	1.1%
620-659	596	16.0%	482	18.3%	1,463	17.5%	1,255	16.7%
660-679	488	13.1%	477	18.1%	1,106	13.2%	1,356	18.0%
680-739	1,632	43.9%	1,147	43.6%	3,688	44.0%	3,404	45.2%
>=740	979	26.3%	491	18.6%	2,086	24.9%	1,427	19.0%

Total	$3,719	100.0%	$2,633	100.0%	$8,374	100.0%	$7,523	100.0%

Primary Risk in Force by FICO Score
<=619	$50	1.1%	$80	1.5%
620-659	974	21.6%	1,117	21.6%
660-679	783	17.3%	903	17.5%
680-739	1,898	42.0%	2,175	42.1%
>=740	813	18.0%	891	17.3%

Total	$4,518	100.0%	$5,166	100.0%

Primary Risk in Force by LTV
95.01% and above	$228	5.0%	$415	8.0%
90.01% to 95.00%	1,462	32.4%	1,842	35.7%
85.01% to 90.00%	1,958	43.3%	2,154	41.7%
85.00% and below	870	19.3%	755	14.6%

Total	$4,518	100.0%	$5,166	100.0%

Primary Risk in Force by Policy Year
2001 and prior	$217	4.8%	$443	8.6%
2002	391	8.7%	799	15.5%
2003	1,034	22.9%	2,067	39.9%
2004	1,619	35.8%	1,857	36.0%
2005	1,257	27.8%	—	—

Total	$4,518	100.0%	$5,166	100.0%

Radian Group Inc.

Financial Services Supplemental Information

For the Quarter and Nine Months Ended and as of September 30, 2005

Exhibit N

($ thousands )	Quarter Ended September 30		Nine Months Ended September 30
	2005	2004	2005	2004
Investment in Affiliates-Selected Information

C-BASS
Balance, beginning of period	$332,367	$248,759	$290,073	$226,710
Net income for period	20,727	18,095	80,271	72,644
Dividends received	9,750	—	27,000	32,500

Balance, end of period	$343,344	$266,854	$343,344	$266,854

Sherman
Balance, beginning of period	$103,831	$48,709	$101,492	$65,979
Net income for period	26,418	25,798	82,036	56,536
Dividends received	58,786	—	110,661	49,800
Other comprehensive income	797	(914)	1,468	878
Sale of ownership interest	(18,947)	—	(18,947)	—
Warrant repurchase	—	—	(2,075)	—

Balance, end of period	$53,313	$73,593	$53,313	$73,593

Portfolio Information:

C-BASS
Servicing portfolio	$36,500,000	$22,270,000
Total assets	3,765,804	4,466,115
Servicing income	62,210	38,931	$185,423	$112,958
Net interest income	51,280	37,025	136,838	109,207
Total revenues	134,539	105,115	456,076	354,174

Sherman
Total assets	$868,957	$444,368
Net revenues	$213,799	$129,661	$572,351	$353,314

All statements made in this press release that address events or developments that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s current views and assumptions with respect to future events. The forward-looking statements, as well as Radian’s prospects as a whole, are subject to risks and uncertainties, including the following: changes in general financial and political conditions such as extended national or regional economic recessions (or expansions), changes in housing values, population trends and changes in household formation patterns, changes in unemployment rates, changes or volatility in interest rates, or other political instability; changes in investor perception of the strength of private mortgage insurers or financial guaranty providers, and risks faced by the businesses, municipalities or pools of assets covered by Radian’s insurance; the loss of a customer with whom Radian has a concentration of its insurance in force; rising delinquencies in mortgage loans insured by Radian resulting from increased consolidation of mortgage lenders and servicers; increased severity or frequency of losses associated with certain Radian products that are riskier than traditional mortgage insurance and municipal guaranty insurance policies; material changes in persistency rates of Radian’s mortgage insurance policies; downgrades of the insurance financial-strength ratings assigned by the major ratings agencies to Radian’s operating subsidiaries; heightened competition from other insurance providers and from alternative products to private mortgage insurance and financial guaranty insurance; changes in the business practices of Fannie Mae and Freddie Mac; the application of existing federal or state consumer lending, insurance and other applicable laws and regulations, or unfavorable changes in these laws and regulations or the way they are interpreted or applied, including: (i) the possibility of private lawsuits or investigations by state insurance departments and state attorneys general alleging that services offered by the mortgage insurance industry, such as captive reinsurance, pool insurance and contract underwriting, are violative of the Real Estate Settlement Procedures Act and/or similar state regulations (particularly in light of public reports that some state insurance departments may review or investigate captive reinsurance arrangements used in the mortgage insurance industry), (ii) the outcome of private lawsuits that have been brought against us and other mortgage insurers under the Fair Credit Reporting Act or (iii) legislative and regulatory changes affecting demand for private mortgage insurance or financial guaranty insurance; the possibility that we may fail to estimate accurately the likelihood, magnitude and timing of losses in connection with establishing loss reserves for our mortgage insurance or financial guaranty businesses or to estimate accurately the fair value amounts of derivative financial guaranty contracts in determining gains and losses on these contracts; changes in accounting guidance from the SEC or the Financial Accounting Standards Board regarding income recognition and the treatment of loss reserves in the mortgage insurance or financial guaranty industries; changes in claims against mortgage insurance products resulting from the aging of Radian’s mortgage insurance policies; vulnerability to the performance of Radian’s strategic investments; international expansion of our mortgage insurance and financial guaranty businesses into new markets and risks associated with our international business activities; and the loss of executive officers or other key personnel. Investors are also directed to other risks discussed in documents filed by Radian with the SEC, including the factors detailed in our annual report on Form 10-K for the year ended December 31, 2004 in the section immediately preceding Part I of the report. We caution you not to place undue reliance on these forward-looking statements, which are current only as of the date of this press release. Radian does not intend to and disclaims any duty or obligation to update or revise any forward-looking statements made in this press release to reflect new information, future events or for any other reason.

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